UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2026

AZIO AI HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38078	46-0774222
(Commission File Number)	(IRS Employer Identification No.)
7510 Ardmore Street
Houston, TX	77054
(Address of Principal Executive Offices)	(Zip Code)
(870) 970-3355

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	AZIO	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Standby Equity Purchase Agreement

On September 25, 2026 (the “Effective Date”), Azio AI Holdings, Inc., a Delaware corporation (the “Company”), entered into a standby equity purchase agreement (the “SEPA”) with YA II PN, Ltd., a Cayman Islands exempt limited company (the “Investor”). Pursuant to the SEPA, the Investor will advance to the Company, subject to the satisfaction of certain conditions as set forth therein, an aggregate principal amount of $3.5 million (the “Pre-Paid Advance”), which shall be evidenced by convertible promissory notes in the form attached as Exhibit B to the SEPA (the “Promissory Notes”) in two tranches. The Promissory Notes will accrue interest at an annual rate equal to 6%, which shall increase to an annual rate of 18% upon the occurrence of an Event of Default (as defined in the Promissory Notes) for so long as such event remains uncured. The Promissory Notes will mature on September 25, 2027, which may be extended at the option of the Investor. The Investor has the right to convert into shares of Common Stock (i) in the case of a Payment Failure, all or part of the applicable Monthly Payment Amount (as defined in the Promissory Notes) at any time after such Payment Failure has occurred into shares of Common Stock or (ii) in the case of an Event of Default (as defined in the Promissory Notes), if such Event of Default has not been cured or waived in writing by the Investor, all or part of the Promissory Note at any time after the occurrence of an Event of Default and so long as the applicable Event of Default is continuing, in each case, at a conversion price equal to 92% of the lowest daily VWAP (as defined below) during the five consecutive trading days immediately preceding the conversion date (but no lower than the “floor price” then in effect, which is $0.26 per share, subject to adjustment from time to time in accordance with the terms contained in the Promissory Notes).

The first tranche of the Pre-Paid Advance was disbursed on September 25, 2026, in the principal amount of $3.0 million. The second tranche of the Pre-Paid Advance will be in the principal amount of $0.5 million and advanced on the second trading day after the Resale Registration Statement (as defined below) first becomes effective. At the closing of each Pre-Paid Advance, the Investor will advance to the Company the principal amount of the applicable tranche of the Pre-Paid Advance, less a discount in the amount equal to 4% of the principal amount of such tranche of the Pre-Paid Advance netted from the purchase price due and structured as an original issue discount.

Pursuant to the SEPA, and upon the satisfaction of the conditions to the Investor’s purchase obligation set forth in the SEPA the Company will have the right, from time to time, until termination or expiration of the SEPA, to require the Investor to purchase up to $50 million (the “Commitment Amount”) of shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), subject to certain limitations and conditions set forth in the SEPA, by delivering written notice to the Investor (“Advance Notice” and the issuance and sale of such shares as specified therein, an “Advance”). The Company may, in its sole discretion, select the amount of the Advance that the Company desires to issue and sell to the Investor in each Advance Notice, subject to a maximum limit equal to 100% of the average of the daily volume traded of the Common Stock on the Nasdaq Capital Market for the five consecutive trading days immediately preceding the delivery of an Advance Notice (the “Maximum Advance Amount”).

For so long as any amount remains outstanding under the Promissory Notes or under the debentures issued by the Company to the Investor pursuant to the securities purchase agreement, dated as of March 6, 2026, by and between the Company and the Investor (the “Yorkville Debentures”), the Company may only, except with the prior written consent of the Investor, submit an Advance Notice if the aggregate purchase price owed to the Company from such Advances (the “Advance Proceeds”) shall be paid by the Investor by offsetting the amount of the Advance Proceeds against an equal amount outstanding under the subject Promissory Note or Yorkville Debentures (applied first towards accrued and unpaid interest, and then towards outstanding principal).

The shares of Common Stock to be purchased pursuant to an Advance Notice will be issued and sold to the Investor at a per share price equal to, at the Company’s election as specified in the relevant Advance Notice: (i) 96% of the Market Price (as defined below) for any period commencing upon the receipt of the Advance Notice by the Investor and ending at 4:00 p.m., Eastern Time, on the same trading day, unless otherwise agreed by the parties (the “Option 1 Pricing Period”), or (ii) 97% of the Market Price for the three consecutive trading days commencing on the day such Advance Notice is delivered (the “Option 2 Pricing Period,” and each of the Option 1 Pricing Period and the Option 2 Pricing Period, a “Pricing Period”). “Market Price” is defined as, for any Option 1 Pricing Period, the daily volume weighted average price of the Common Stock on the Nasdaq Capital Market as reported by Bloomberg L.P. (“VWAP”) during the Option 1 Pricing Period, and for any Option 2 Pricing Period, the lowest daily VWAP of the Common Stock during the Option 2 Pricing Period.

If, with respect to an Option 1 Pricing Period, the total number of shares of Common Stock traded on the Nasdaq Capital Market during the applicable Pricing Period is less than the Volume Threshold (as defined below), then the number of shares of Common Stock issued and sold pursuant to such Advance Notice will be reduced to the greater of (i) 30% of the trading volume of the Common Stock on the Nasdaq Capital Market during the relevant Pricing Period as reported by Bloomberg L.P. or (ii) the number of shares of Common Stock sold by the Investor during such Pricing Period, but in each case not to exceed the amount requested in the Advance Notice. “Volume Threshold” is defined as a number of shares of Common Stock equal to the quotient of (i) the number of shares requested by the Company in the Advance Notice divided by (ii) 0.30.

Under the applicable rules of The Nasdaq Stock Market LLC (the “Nasdaq Rules”) and pursuant to the SEPA, in no event may the Company issue or sell to the Investor shares of Common Stock in excess of 3,473,960 shares (the “Exchange Cap”), which is 19.99% of the shares of Common Stock outstanding immediately prior to the effective date of the SEPA, unless (i) the Company obtains stockholder approval to issue shares of Common Stock in excess of the Exchange Cap or (ii) the average price of all applicable sales of Common Stock under the SEPA equals or exceeds $1.30 per share (which represents the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) on the trading day immediately preceding the effective date of the SEPA or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the effective date of the SEPA). In any event, the Company may not issue or sell any shares of Common Stock under the SEPA if such issuance or sale would breach any applicable Nasdaq Rules.

In addition, the Company may not issue or sell any shares of Common Stock to the Investor under the SEPA which, when aggregated with all other shares of Common Stock then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 promulgated thereunder), would result in the Investor and its affiliates beneficially owning more than 4.99% of the then-outstanding shares of Common Stock.

As consideration for its commitment to purchase shares of Common Stock at the Company’s request under the SEPA, the Company issued to the Investor, upon execution of the SEPA, warrants exercisable for the purchase of an aggregate of 1,735,758 shares of Common Stock (the “Warrants” and the shares of Common Stock underlying such Warrants, the “Commitment Shares”) at an exercise price of $0.01 per share. In addition, the Company paid a structuring fee to the Investor in an aggregate amount of $50,000 which was paid from a portion of the proceeds of the initial Pre-Paid Advance.

The SEPA will automatically terminate on the earliest to occur of (i) September 25, 2029, subject to delay until the Promissory Notes and the Yorkville Debentures have been repaid in full, or (ii) the date on which the Investor shall have purchased from the Company under the SEPA the Commitment Amount in full. The Company may terminate the SEPA at any time upon five trading days’ prior written notice to the Investor, provided that there are no outstanding Advance Notices under which the Company is yet to issue Common Stock and provided that the Company has paid all amounts owed to the Investor pursuant to the SEPA and the Promissory Notes. The Company and the Investor may also agree to terminate the SEPA by mutual written consent. Neither the Company nor the Investor may assign or transfer their respective rights and obligations under the SEPA, and no provision of the SEPA may be modified or waived by the Company or the Investor other than by an instrument in writing signed by both parties.

Registration Rights Agreement

In connection with the SEPA, the Company and the Investor entered into a registration rights agreement, dated as of September 25, 2026 (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement on Form S-3 (or, if the Company is not then eligible, on Form S-1) covering the resale by the Investor of up to 28,000,000 shares of Common Stock issuable pursuant to Advances under the SEPA and the Commitment Shares (the “Resale Registration Statement”) in accordance with applicable U.S. Securities and Exchange Commission (the “SEC”) rules, within 30 days of the date of the Registration Rights Agreement, and use its best efforts to have the Resale Registration Statement declared effective by the SEC as soon as practicable but no later than the 60th calendar day following the filing thereof (or the 120th calendar day if the Company is informed by the SEC staff that the staff will review the Resale Registration Statement); provided that in the event the Company is notified by the SEC that the Resale Registration Statement will not be reviewed or is no longer subject to further review and comments, the deadline shall be the fifth business day following the date on which the Company is so notified if such date is earlier than the deadline specified above.

Each of the SEPA and the Registration Rights Agreement contains customary representations, warranties, conditions and indemnification obligations of the parties thereto. The representations, warranties and covenants contained in each of the SEPA and the Registration Rights Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the parties.

The foregoing descriptions of the SEPA, the Promissory Notes, the Warrants and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the SEPA, form of Promissory Note, form of Warrant and Registration Rights Agreement, copies of which are filed as Exhibits 10.1, 10.2, 4.1 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein in its entirety.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K relating to the issuance of shares of Common Stock pursuant to Advances under the SEPA, the Warrants and the Promissory Notes is incorporated by reference herein in its entirety. The offer and sale of shares of Common Stock pursuant to Advances under the SEPA, the Promissory Notes, the Warrants and the Commitment Shares was and will be made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future events, expectations or actions and involve known and unknown risks, uncertainties and other factors that could cause the Company’s actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include the Company’s ability to satisfy the conditions under the SEPA, market conditions and other risks detailed in the Company’s most recent Annual Report on Form 10-K and the Company’s subsequent periodic reports and other filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events or otherwise, except as required by law.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Warrant to YA II PN, LTD, dated September 25, 2026
10.1*	Standby Equity Purchase Agreement, dated September 25, 2026, by and between Azio AI Holdings, Inc. and YA II PN, Ltd.
10.2	Form of Convertible Promissory Note
10.3	Registration Rights Agreement, dated September 25, 2026, by and between Azio AI Holdings, Inc. and YA II PN, Ltd.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or exhibits on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZIO AI HOLDINGS, INC.

Date: September 28, 2026	By:	/s/ Jason Maddox
Jason Maddox
Chief Financial Officer